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                                              Filed Pursuant to Rule 497(e)
                                              Registration File No.: 33-06935




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                       SUPPLEMENT TO THE PROSPECTUS OF
             DEAN WITTER SPECIAL VALUE FUND DATED AUGUST 28, 1996

   The following disclosure is added as a new paragraph in the prospectus of Dean Witter Special Value Fund (the "Fund") under the section entitled "Purchase of Fund Shares":

    Effective March 14, 1997, the Fund has temporarily suspended the offering of its shares to new investors. Existing shareholders will continue to be able to purchase additional Fund shares in the usual manner. Automatic reinvestment of dividends and distributions, and other shareholder services for existing Fund shareholders such as the Systematic Withdrawal Plan, EasyInvest (SM) and the Exchange Privilege, will not be affected. The Fund will recommence offering its shares to new investors from time to time as such offering may be determined by the Fund's Investment Manager to be consistent with prudent portfolio management.

March 14, 1997